File No. 333-41180
                                                              File No. 811-10011
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
          Pre-Effective Amendment No.                                 [ ]
                                                 ----------
          Post-Effective Amendment No.              15                [X]
                                                 ----------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                  Amendment No.     32                [X]
                                                 ----------

                        (Check appropriate box or boxes)
                        SBL VARIABLE ANNUITY ACCOUNT XIV

                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)
               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

            Name of Agent for Service for Process:
            Amy J. Lee, Associate General Counsel
            Security Benefit Life Insurance Company
            One Security Benefit Place
            Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]   on May 1, 2010, pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X]   on May 1, 2010, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                                                             SECURITY BENEFIT(R)

PROSPECTUS


                                                                     May 1, 2010




SECUREDESIGNS(R) VARIABLE ANNUITY

                                                         ---------------------
                                                           Important Privacy
                                                            Notice Included

                                                             See Back Cover
                                                         ---------------------



               Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.


V6917                                                     32-69179-00 2010/05/01

--------------------------------------------------------------------------------

                        SECUREDESIGNS(R) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

                       DEFERRED VARIABLE ANNUITY CONTRACT

                   ISSUED BY:                          MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY  SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
                                         TOPEKA, KANSAS 66675-0497
TOPEKA, KANSAS 66636-0001

1-800-888-2461

--------------------------------------------------------------------------------

     This Prospectus describes the SecureDesigns Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o        AIM V.I. Basic Value
o        AIM V.I. Capital Development
o        AIM V.I. Global Health Care
o        AIM V.I. Global Real Estate
o        AIM V.I. International Growth
o        AIM V.I. Mid Cap Core Equity
o        American Century VP Mid Cap Value
o        American Century VP Ultra(R)
o        American Century VP Value
o        Dent Strategic Portfolio
o        Dreyfus IP Technology Growth
o        Dreyfus VIF International Value
o        Franklin Income Securities
o        Franklin Small Cap Value Securities
o        Franklin Templeton VIP Founding Funds Allocation
o        Janus Aspen Enterprise
o        Janus Aspen INTECH Risk-Managed Core
o        Janus Aspen Janus Portfolio
o        Legg Mason Partners Variable Aggressive Growth
o        Legg Mason Partners Variable Global High Yield Bond
o        Legg Mason Partners Variable Small Cap Growth
o        MFS(R) VIT Research International
o        MFS(R) VIT Total Return
o        MFS(R) VIT Utilities
o        Mutual Global Discovery Securities
o        Neuberger Berman AMT Socially Responsive
o        Oppenheimer Core Bond Fund/VA
o        Oppenheimer Main Street Small Cap Fund(R)/VA
o        PIMCO VIT All Asset
o        PIMCO VIT CommodityRealReturn Strategy
o        PIMCO VIT Emerging Markets Bond
o        PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
o        PIMCO VIT Low Duration
o        PIMCO VIT Real Return
o        PIMCO VIT Small Cap StocksPLUS(R) TR
o        Royce Micro-Cap
o        RVT CLS AdvisorOne Amerigo
o        RVT CLS AdvisorOne Clermont
o        Rydex VT All-Cap Opportunity
o        Rydex VT Alternative Strategies Allocation
o        Rydex VT Essential Portfolio Aggressive
o        Rydex VT Essential Portfolio Conservative
o        Rydex VT Essential Portfolio Moderate
o        Rydex VT Hedged Equity
o        Rydex VT International Opportunity
o        Rydex VT Managed Futures Strategy
o        Rydex VT Multi-Cap Core Equity
o        Rydex VT Multi-Hedge Strategies


--------------------------------------------------------------------------------
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH THE EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT THE EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2010
--------------------------------------------------------------------------------
                   Protected by U.S. Patent No. 7,251,623 B1.


--------------------------------------------------------------------------------
V6917                                                    32-69179-00  2010/05/01

o        SBL All Cap Value
o        SBL Alpha Opportunity
o        SBL Enhanced Index
o        SBL Equity
o        SBL Global
o        SBL High Yield
o        SBL Large Cap Value
o        SBL Managed Asset Allocation
o        SBL Mid Cap Growth
o        SBL Mid Cap Value
o        SBL Money Market
o        SBL Select 25
o        SBL Small Cap Growth
o        SBL Small Cap Value
o        SBL U.S. Intermediate Bond
o        Van Kampen LIT Comstock
o        Van Kampen LIT Government
o        Van Kampen UIF Emerging Markets Equity
o        Van Kampen UIF Equity and Income



     Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2010, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 65 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                 TABLE OF CONTENTS

                                                         Page

DEFINITIONS.............................................    5

SUMMARY.................................................    6
   Purpose of the Contract..............................    6
   The Separate Account and the Funds...................    6
   Fixed Account........................................    7
   Purchase Payments....................................    7
   Contract Benefits....................................    7
   Optional Riders......................................    7
   Free-Look Right......................................    8
   Charges and Deductions...............................    8
   Tax-Free Exchanges...................................   10
   Contacting Security Benefit..........................   10

EXPENSE TABLE...........................................   11
   Contract Owner Transaction Expenses..................   11
   Periodic Expenses....................................   11
   Optional Rider Expenses..............................   12
   Examples.............................................   14

CONDENSED FINANCIAL INFORMATION.........................   15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT,
   AND THE FUNDS........................................   25
   Security Benefit Life Insurance Company..............   25
   Published Ratings....................................   25
   Separate Account.....................................   25
   Underlying Funds.....................................   25

THE CONTRACT............................................   27
   General..............................................   27
   Important Information About Your Benefits Under the
     Contract...........................................   27
   Application for a Contract...........................   28
   Optional Riders......................................   28
   Annual Stepped Up Death Benefit......................   28
   Extra Credit.........................................   29
   Waiver of Withdrawal Charge..........................   30
   Alternate Withdrawal Charge..........................   30
   Riders Available for Purchase Only Prior to February
     1, 2010                                               31
   Purchase Payments....................................   31
   Automatic Bonus Credit...............................   31
   Allocation of Purchase Payments......................   32
   Dollar Cost Averaging Option.........................   32
   Asset Reallocation Option............................   33
   Transfers of Contract Value..........................   33
   Contract Value.......................................   37
   Determination of Contract Value......................   37
   Cut-Off Times........................................   38
   Full and Partial Withdrawals.........................   38
   Systematic Withdrawals...............................   39
   Free-Look Right......................................   39
   Death Benefit........................................   40
   Distribution Requirements............................   40
   Death of the Annuitant...............................   41

CHARGES AND DEDUCTIONS..................................   41
   Contingent Deferred Sales Charge.....................   41
   Mortality and Expense Risk Charge....................   42
   Administration Charge................................   42
   Account Administration Charge........................   42
   Premium Tax Charge...................................   42
   Loan Interest Charge.................................   42
   Other Charges........................................   42
   Variations in Charges................................   43
   Optional Rider Charges...............................   43
   Guarantee of Certain Charges.........................   46
   Underlying Fund Expenses.............................   46

ANNUITY PERIOD..........................................   46
   General..............................................   46
   Annuity Options......................................   47
   Selection of an Option...............................   49

THE FIXED ACCOUNT.......................................   49
   Interest.............................................   50
   DCA Plus Account.....................................   50
   Death Benefit........................................   51
   Contract Charges.....................................   51
   Transfers and Withdrawals from the Fixed Account.....   51
   Payments from the Fixed Account......................   51

MORE ABOUT THE CONTRACT.................................   51
   Ownership............................................   51
   Designation and Change of Beneficiary................   52
   Dividends............................................   52
   Payments from the Separate Account...................   52
   Proof of Age and Survival............................   52
   Misstatements........................................   52
   Loans................................................   52
   Restrictions on Withdrawals from Qualified Plans.....   54
   Restrictions Under the Texas
     Optional Retirement Program........................   54

FEDERAL TAX MATTERS.....................................   55
   Introduction.........................................   55
   Tax Status of the Company and the Separate Account... 55 Income Taxation of Annuities in
     General--Non-Qualified Plans........................  56
   Additional Considerations............................   56
   Qualified Plans......................................   57
   Other Tax Considerations.............................   61

                                                         Page
OTHER INFORMATION.......................................   61
   Voting of Underlying Fund Shares.....................   61
   Substitution of Investments..........................   62
   Changes to Comply with Law and Amendments............   62
   Reports to Owners....................................   62
   Electronic Privileges................................   62
   State Variations.....................................   63
   Legal Proceedings....................................   63
   Legal Matters........................................   63
   Sale of the Contract.................................   63

PERFORMANCE INFORMATION.................................   65

ADDITIONAL INFORMATION..................................   65
   Registration Statement...............................   65
   Financial Statements.................................   65

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL
   INFORMATION..........................................   65

OBJECTIVES FOR UNDERLYING FUNDS.........................   67

APPENDIX A - IRA Disclosure Statement

APPENDIX B - Roth IRA Disclosure Statement

APPENDIX C - Riders Available for Purchase Only Prior to February 1, 2010

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     BONUS CREDIT -- An amount added to Contract Value under the Automatic Bonus Credit Rider.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.


     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See the "Fixed Account."


     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


================================================================================

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Subaccounts currently available under the Contract are as follows:


o        AIM V.I. Basic Value
o        AIM V.I. Capital Development
o        AIM V.I. Global Health Care
o        AIM V.I. Global Real Estate
o        AIM V.I. International Growth
o        AIM V.I. Mid Cap Core Equity
o        American Century VP Mid Cap Value
o        American Century VP Ultra(R)
o        American Century VP Value
o        Dent Strategic Portfolio
o        Dreyfus IP Technology Growth
o        Dreyfus VIF International Value
o        Franklin Income Securities
o        Franklin Small Cap Value Securities
o        Franklin Templeton VIP Founding Funds Allocation
o        Janus Aspen Enterprise
o        Janus Aspen INTECH Risk-Managed Core
o        Janus Aspen Janus Portfolio
o        Legg Mason Partners Variable Aggressive Growth
o        Legg Mason Partners Variable Global High Yield Bond
o        Legg Mason Partners Variable Small Cap Growth
o        MFS(R) VIT Research International
o        MFS(R) VIT Total Return
o        MFS(R) VIT Utilities
o        Mutual Global Discovery Securities
o        Neuberger Berman AMT Socially Responsive
o        Oppenheimer Core Bond Fund/VA
o        Oppenheimer Main Street Small Cap Fund(R)/VA
o        PIMCO VIT All Asset
o        PIMCO VIT CommodityRealReturn Strategy
o        PIMCO VIT Emerging Markets Bond
o        PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
o        PIMCO VIT Low Duration
o        PIMCO VIT Real Return
o        PIMCO VIT Small Cap StocksPLUS(R) TR
o        Royce Micro-Cap
o        RVT CLS AdvisorOne Amerigo
o        RVT CLS AdvisorOne Clermont
o        Rydex VT All-Cap Opportunity
o        Rydex VT Alternative Strategies Allocation
o        Rydex VT Essential Portfolio Aggressive
o        Rydex VT Essential Portfolio Conservative
o        Rydex VT Essential Portfolio Moderate
o        Rydex VT Hedged Equity

o        Rydex VT International Opportunity
o        Rydex VT Managed Futures Strategy
o        Rydex VT Multi-Cap Core Equity
o        Rydex VT Multi-Hedge Strategies
o        SBL All Cap Value
o        SBL Alpha Opportunity
o        SBL Enhanced Index
o        SBL Equity
o        SBL Global
o        SBL High Yield
o        SBL Large Cap Value
o        SBL Managed Asset Allocation
o        SBL Mid Cap Growth
o        SBL Mid Cap Value
o        SBL Money Market
o        SBL Select 25
o        SBL Small Cap Growth
o        SBL Small Cap Value
o        SBL U.S. Intermediate Bond
o        Van Kampen LIT Comstock
o        Van Kampen LIT Government
o        Van Kampen UIF Emerging Markets Equity
o        Van Kampen UIF Equity and Income



     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
================================================================================


FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See "The Fixed Account."


PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders:

o    Annual Stepped Up Death Benefit;

o    Extra Credit at 4%;(1)

o    Waiver of Withdrawal Charge; or

o    0-Year or 4-Year Alternate Withdrawal Charge.(1)

1 The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements) allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

---------------------------------------------------
      PURCHASE PAYMENT OR
  BONUS CREDIT AGE (IN YEARS)    WITHDRAWAL CHARGE
---------------------------------------------------
               1                        7%
               2                        7%
               3                        6%
               4                        5%
               5                        4%
               6                        3%
               7                        2%
           8 and over                   0%
---------------------------------------------------

     The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

----------------------------------------------------------
CONTRACT VALUE                         ANNUAL MORTALITY
                                       AND EXPENSE RISK
                                            CHARGE
----------------------------------------------------------
Less than $25,000                           0.85%
At least $25,000 but less than              0.70%
   $100,000
$100,000 or more                            0.60%
----------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through

4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."


     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     Each currently available rider and its charge is listed below. For information on charges for riders that are no longer available for purchase, please see "Optional Rider Expenses" in the Expense Table.

--------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                       Rate(1)       Annual
                                                                  Rider Charge
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                          ---          0.20%
--------------------------------------------------------------------------------
Extra Credit(2)                                           4%          0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                              ---          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                          0-Year        0.70%
                                                        4-Year        0.60%(4)
--------------------------------------------------------------------------------

1 Rate refers to the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

3 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

4 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

     The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

------------------------------------------------------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                                                                None
------------------------------------------------------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)                  7%(1)
------------------------------------------------------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                                                                    None
------------------------------------------------------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the
Underlying Funds.
------------------------------------------------------------------------------------------------------------------------------
   Account Administration Charge                                                                                  $30(2)
------------------------------------------------------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                                                                     2.5%
------------------------------------------------------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
------------------------------------------------------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge                                                                     0.85%(4)
------------------------------------------------------------------------------------------------------------------------------
     Annual Administration Charge                                                                                 0.15%
------------------------------------------------------------------------------------------------------------------------------
     Maximum Annual Charge for Optional Riders                                                                    2.00%(5)
------------------------------------------------------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                                                                       3.00%
------------------------------------------------------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

4 The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.85%; At least $25,000 but less than $100,000 - 0.70%; $100,000 or more - 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

5 If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Rate(1)       Annual
                                                                                                              Rider Charge
----------------------------------------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
----------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                      ---          0.20%
----------------------------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                                       4%          0.55%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                          ---          0.05%
----------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                                                                      0-Year        0.70%
                                                                                                    4-Year        0.60%(4)
----------------------------------------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:

----------------------------------------------------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit      (One Covered Person)                                     ---          0.85%(5)
                                            (Two Covered Persons)                                    ---          1.25%(5)
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                                     3%          0.15%
                                                                                                      5%          0.30%
----------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                                6%          0.60%
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit                                                                       3%          0.10%
                                                                                                      5%          0.20%
                                                                                                      6%(6)       0.25%
                                                                                                      7%(6)       0.30%
----------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                        5%          0.25%
----------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                               ---          0.25%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                                ---          0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                                 5%          0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                              5%          0.40%
----------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit           6%          0.85%
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                                ---          0.45%(7)
----------------------------------------------------------------------------------------------------------------------------
Total Protection                                                                                     ---          0.85%(8)
----------------------------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                                       3%          0.40%
                                                                                                      5%          0.70%
----------------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

3 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

4 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

5 The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.

6    Not available to Texas residents.

7 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

8 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

--------------------------------------------------------------------------------------------------
                                                                    MINIMUM          MAXIMUM
--------------------------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)                   0.65%           6.36%(2)
--------------------------------------------------------------------------------------------------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2008, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2008. The Total Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

2 The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2008 after taking into account any contractual expense waivers and/or reimbursements were 0.65% and 1.67%, respectively.
--------------------------------------------------------------------------------


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including a maximum rider charge of 2.00%) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.


     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------------------------------------------------
                                                                     1             3             5            10
                                                                   YEAR          YEARS         YEARS         YEARS
-----------------------------------------------------------------------------------------------------------------------
If you surrender your Contract at the end of the applicable        $1,539        $3,133        $4,522        $7,596
time period
-----------------------------------------------------------------------------------------------------------------------
If you do not surrender or you annuitize your Contract                925         2,652         4,229         7,596
-----------------------------------------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             $14.71         $  6.82             511,723
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              15.07           14.71             690,276
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         13.85           15.07             631,977
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              13.64           13.85             408,342
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           12.77           13.64             317,491
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           12.77              82,779
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.23            5.72             851,741
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.55           11.23             979,487
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.55             366,210
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              13.72            9.43             817,220
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              12.74           13.72             509,166
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         12.56           12.74             330,130
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              12.06           12.56             172,405
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           11.64           12.06             116,719
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           11.64              32,710
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate                                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              23.17           12.35           1,271,449
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              25.47           23.17           1,336,969
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         18.54           25.47           1,443,163
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              16.85           18.54             849,659
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           12.81           16.85             460,520
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           12.81             111,342
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth                              2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              17.87           10.23           2,737,717
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              16.21           17.87           3,263,735
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         13.16           16.21           2,335,721
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              11.61           13.16             584,632
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.00           11.61             121,624
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              15.59           10.71             882,417
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              14.82           15.59             606,376
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         13.86           14.82             290,337
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              13.41           13.86             231,774
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           12.26           13.41             110,873
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           12.26              33,968
----------------------------------------------------------------------------------------------------------------------------

                                       15

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value(6)                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               8.76            6.37             265,249
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            8.76              65,248
----------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              13.11            7.37           1,145,531
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              11.27           13.11           1,344,652
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         12.11           11.27           1,295,982
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              12.33           12.11           1,119,094
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           11.57           12.33             271,402
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           11.57              61,800
----------------------------------------------------------------------------------------------------------------------------
American Century VP Value                                  2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              14.19           10.01           1,865,723
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              15.56           14.19           1,785,939
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         13.64           15.56           1,543,792
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              13.50           13.64             877,541
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           12.28           13.50             260,569
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           12.28              33,285
----------------------------------------------------------------------------------------------------------------------------
Dent Strategic Portfolio(7)                                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             $10.00         $  7.90             845,186
----------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.18            6.33             679,065
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.14           11.18             479,769
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.12           10.14             130,694
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              10.15           10.12              74,365
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.00           10.15              36,497
----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value                            2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              14.28            8.60           1,638,415
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              14.27           14.28           1,855,787
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         12.10           14.27           1,894,749
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              11.25           12.10           1,448,082
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.00           11.25             706,250
----------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities(6)                              2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.55            6.47           1,826,647
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.55           2,297,843
----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities(6)                     2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               8.79            5.67             478,229
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            8.79             177,104
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation(7)        2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.00            6.50              82,062
----------------------------------------------------------------------------------------------------------------------------

                                       16

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise(6)                                  2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.71            5.79           2,489,134
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00           10.71           3,589,215
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen INTECH Risk-Managed Core(6)                    2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.70            5.96              76,000
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.70              45,970
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus Portfolio(6)                             2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.28            5.96           2,625,949
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00           10.28           1,005,517
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Aggressive Growth             2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.04            5.75           2,277,332
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.39           10.04           1,166,382
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.39             781,952
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Global High Yield Bond(6)     2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.38            6.24             133,888
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.38              54,439
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Small Cap Growth              2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.54            6.02             683,553
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               9.96           10.54             128,684
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00            9.96              19,494
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International                          2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              12.28            6.80           1,638,751
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              11.34           12.28           1,631,567
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           11.34             792,621
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return                                    2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.65            7.97           4,787,201
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.64           10.65           3,715,419
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.64           3,213,939
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities                                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              15.15            9.07           2,297,609
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              12.33           15.15           2,670,849
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           12.33             914,818
----------------------------------------------------------------------------------------------------------------------------
Mutual Global Discovery Securities(6)                      2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.00            6.89           2,276,826
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00           10.00           2,557,390
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Socially Responsive(5)                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              16.83            9.82             406,713
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              16.28           16.83             350,641
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           16.28             184,584
----------------------------------------------------------------------------------------------------------------------------

                                       17

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA(6)                           2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.98            5.86           3,670,686
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.98           1,678,227
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             $17.28          $10.32             602,452
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              18.20           17.28             722,144
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         16.48           18.20             592,722
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              13.59           16.48             313,521
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           13.58           13.59             154,844
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           13.58              34,851
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset                                        2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              12.49           10.12           1,761,722
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              11.97           12.49           1,439,331
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         11.87           11.97           1,264,392
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              11.60           11.87             883,668
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.81           11.60             389,040
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           10.81              91,895
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy                     2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              12.09            6.54             954,459
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.18           12.09             453,091
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.18             153,470
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond(6)                         2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.99            8.21             325,524
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.99              95,557
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.94            9.35           2,187,563
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               9.96            9.94           1,403,874
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00            9.96             677,587
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration                                     2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.72            9.32           3,252,805
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               9.40            9.72           2,411,950
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          9.38            9.40           2,354,587
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               9.64            9.38           1,644,739
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            9.83            9.64           1,136,486
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00            9.83             778,084
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return                                      2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.09            9.93           6,385,955
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.41           11.09           5,381,914
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.72           10.41           4,477,341
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              10.91           10.72           3,581,337
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.40           10.91           1,308,272
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           10.40             394,954
----------------------------------------------------------------------------------------------------------------------------

                                       18

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Small Cap StocksPLUS(R) TR(6)                    2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.42            6.12              44,501
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.42              16,081
----------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap                                            2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.75            5.88           1,481,881
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.74           10.75           1,568,397
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.74             574,640
----------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne Amerigo                                 2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.51            6.31          11,140,926
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.51           11.51           7,462,337
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.51           2,280,828
----------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne Clermont                                2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.50            7.08           2,047,472
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.27           10.50           1,228,726
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.27             617,067
----------------------------------------------------------------------------------------------------------------------------
Rydex VT All-Cap Opportunity                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              18.13           10.35           1,701,155
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              15.34           18.13           1,625,367
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         14.30           15.34           1,028,331
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              13.05           14.30             473,402
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           12.24           13.05             217,441
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           12.24              91,053
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Alternative Strategies Allocation(7)              2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.00            7.94             349,384
---------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential Portfolio Aggressive(6)                 2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008            $  9.84         $  7.10             572,056
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.84             235,157
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential Portfolio Conservative(6)               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.94            8.53             677,990
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.94             196,589
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential Portfolio Moderate(6)                   2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.85            7.82           1,576,489
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.85             803,268
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Hedged Equity(6)                                  2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.67            7.09             112,874
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.67              58,176
----------------------------------------------------------------------------------------------------------------------------
Rydex VT International Opportunity(7)                      2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.00            6.30              33,947
----------------------------------------------------------------------------------------------------------------------------

                                       19

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Managed Futures Strategy(8)                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.00            9.57             144,831
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Multi-Cap Core Equity(6)                          2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               8.69            5.11              71,428
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            8.69              10,187
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Multi-Hedge Strategies(6)                         2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.74            7.63             500,182
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00            9.74             248,338
----------------------------------------------------------------------------------------------------------------------------
SBL All Cap Value                                          2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              13.65            8.09           5,191,574
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              13.78           13.65           5,553,053
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         12.04           13.78           4,739,451
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              12.05           12.04           3,510,406
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           10.93           12.05           1,944,876
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               9.06           10.93           1,161,217
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              10.87            9.06             803,419
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           11.09           10.87             287,273
----------------------------------------------------------------------------------------------------------------------------
SBL Alpha Opportunity                                      2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              16.00           10.09           1,142,265
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              14.06           16.00           1,423,905
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         12.90           14.06           1,090,542
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              12.56           12.90             568,440
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           11.58           12.56             306,334
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.00           11.58              68,970
----------------------------------------------------------------------------------------------------------------------------
SBL Enhanced Index                                         2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               7.73            4.65           2,958,393
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               7.95            7.73           3,286,539
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          7.14            7.95           3,410,328
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               7.06            7.14           1,069,058
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            6.67            7.06             819,933
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.42            6.67             577,687
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               7.31            5.42             237,774
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            8.47            7.31             192,600
----------------------------------------------------------------------------------------------------------------------------
SBL Equity                                                 2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               6.55            3.95             987,616
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               7.15            6.55             858,829
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          6.58            7.15             899,214
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               6.55            6.58             836,707
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            6.30            6.55             810,045
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.38            6.30             758,144
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               7.36            5.38             544,857
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            8.40            7.36             176,676
----------------------------------------------------------------------------------------------------------------------------


                                       20

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
SBL Global                                                 2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             $11.97         $  7.10           6,230,166
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              11.41           11.97           7,055,806
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.10           11.41           5,808,728
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               9.23           10.10           3,895,080
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            8.07            9.23           2,679,337
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.84            8.07           2,234,390
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               7.84            5.84             900,881
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            9.09            7.84             242,048
----------------------------------------------------------------------------------------------------------------------------
SBL High Yield                                             2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              23.61           15.93           3,011,778
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              24.02           23.61           2,497,382
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         22.43           24.02           1,808,474
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              22.43           22.43           1,028,882
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           20.87           22.43             703,478
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              17.80           20.87             627,384
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              18.41           17.80             301,751
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           18.37           18.41              47,057
----------------------------------------------------------------------------------------------------------------------------
SBL Large Cap Growth                                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2007             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          5.25          ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               5.28            5.25           1,709,215
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            5.31            5.28           1,314,055
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               4.44            5.31           1,475,898
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               6.33            4.44             829,448
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            7.39            6.33             180,104
----------------------------------------------------------------------------------------------------------------------------
SBL Large Cap Value                                        2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.10            6.72           4,574,881
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.89           11.10           5,656,618
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          9.27           10.89           2,858,672
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               8.70            9.27           1,360,789
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            8.16            8.70           1,385,522
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               6.57            8.16             931,853
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               9.00            6.57             610,851
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            9.77            9.00             343,404
----------------------------------------------------------------------------------------------------------------------------
SBL Main Street Growth & Income(R)                         2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2007             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         15.28          ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              15.06           15.28           1,056,362
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           14.38           15.06             759,040
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              11.82           14.38             602,361
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              15.21           11.82             355,261
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           17.05           15.21             142,304
----------------------------------------------------------------------------------------------------------------------------


                                       21

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
SBL Managed Asset Allocation                               2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.72            7.52           3,305,249
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.50           10.72           3,255,413
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          9.73           10.50           2,164,609
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               9.68            9.73           1,580,984
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            9.07            9.68             892,862
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               7.60            9.07             554,165
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               8.74            7.60             252,528
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            9.47            8.74             103,760
----------------------------------------------------------------------------------------------------------------------------
SBL Mid Cap Growth                                         2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008            $  8.19         $  4.74           2,609,363
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               9.50            8.19           2,787,849
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          9.40            9.50           3,258,276
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               9.05            9.40           2,519,655
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            8.53            9.05           2,056,381
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.67            8.53           1,569,313
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               8.34            5.67           1,093,762
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            9.68            8.34             364,122
----------------------------------------------------------------------------------------------------------------------------
SBL Mid Cap Value                                          2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              22.17           15.28           4,622,772
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              22.61           22.17           5,160,000
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         20.47           22.61           4,861,962
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              18.28           20.47           3,156,522
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           14.95           18.28           1,847,663
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              10.06           14.95           1,135,916
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              12.16           10.06             798,428
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           11.13           12.16             292,715
----------------------------------------------------------------------------------------------------------------------------
SBL Money Market                                           2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               9.30            9.15          14,212,905
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               9.23            9.30           8,650,714
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          9.17            9.23           3,842,379
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               9.27            9.17           1,381,933
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            9.56            9.27             909,010
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               9.87            9.56           1,177,714
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              10.13            9.87             982,287
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           10.16           10.13             401,703
----------------------------------------------------------------------------------------------------------------------------
SBL Select 25                                              2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               6.48            3.93           2,721,398
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               7.18            6.48           3,416,774
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          6.93            7.18           3,428,338
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               6.44            6.93             631,796
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            5.99            6.44             405,968
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.28            5.99             314,857
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               7.47            5.28             185,009
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            8.30            7.47             133,791
----------------------------------------------------------------------------------------------------------------------------


                                       22

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
SBL Small Cap Growth                                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008               6.93            3.52           1,834,176
----------------------------------------------------------------------------------------------------------------------------
                                                           2007               6.81            6.93           2,378,940
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          6.73            6.81           2,451,178
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               6.49            6.73           1,834,999
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            5.75            6.49           1,453,650
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               3.82            5.75           1,037,908
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               5.40            3.82             652,170
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            7.14            5.40             234,506
----------------------------------------------------------------------------------------------------------------------------
SBL Small Cap Value                                        2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              23.77           14.06           1,956,814
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              22.39           23.77           2,283,020
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         20.49           22.39           1,915,706
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              18.58           20.49           1,350,837
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           16.02           18.58             757,314
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              11.03           16.02             506,024
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              12.30           11.03             319,542
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           10.29           12.30             164,868
----------------------------------------------------------------------------------------------------------------------------
SBL Social Awareness                                       2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2007             ---             ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)          6.36          ---                    ---
----------------------------------------------------------------------------------------------------------------------------
                                                           2005               6.29            6.36             362,512
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)            6.21            6.29             338,586
----------------------------------------------------------------------------------------------------------------------------
                                                           2003               5.20            6.21             266,498
----------------------------------------------------------------------------------------------------------------------------
                                                           2002               6.02            5.20             209,531
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)            8.02            6.02              65,355
----------------------------------------------------------------------------------------------------------------------------
SBL U.S. Intermediate Bond                                 2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              11.08            9.74           2,818,981
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              11.17           11.08           3,074,940
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         11.18           11.17           3,084,496
----------------------------------------------------------------------------------------------------------------------------
                                                           2005              11.39           11.18           2,650,198
----------------------------------------------------------------------------------------------------------------------------
                                                           2004(2)           11.39           11.39           1,781,038
----------------------------------------------------------------------------------------------------------------------------
                                                           2003              11.46           11.39           1,281,255
----------------------------------------------------------------------------------------------------------------------------
                                                           2002              10.89           11.46           1,143,363
----------------------------------------------------------------------------------------------------------------------------
                                                           2001(1)           10.64           10.89             416,745
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock                                    2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.29            6.36           1,291,516
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.94           10.29           1,294,107
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.94             440,279
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Government                                  2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.36           10.13           3,110,525
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.05           10.36           4,641,561
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.05           2,145,045
----------------------------------------------------------------------------------------------------------------------------


                                       23

----------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATION UNIT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ACCUMULATION UNITS
                                                                          BEGINNING        END OF        OUTSTANDING AT
           SUBACCOUNT                                       YEAR          OF PERIOD        PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity(6)                  2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              12.68            5.28           1,205,324
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.00           12.68             988,886
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income                           2009
----------------------------------------------------------------------------------------------------------------------------
                                                           2008              10.68            7.95           1,725,049
----------------------------------------------------------------------------------------------------------------------------
                                                           2007              10.73           10.68           1,895,535
----------------------------------------------------------------------------------------------------------------------------
                                                           2006(3,4)         10.00           10.73             795,678
----------------------------------------------------------------------------------------------------------------------------

1 For the period of January 12, 2001 (date of inception) through December 31, 2001.

2 For the period of April 29, 2004 (date of inception) through December 31, 2004 for the AIM V.I. International Growth, Dreyfus IP Technology Growth and Dreyfus VIF International Value Subaccounts.

3 For the period of March 13, 2006 (date of inception) through December 31, 2006 for the AIM V.I. Capital Development, Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Small Cap Growth, MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), Royce Micro-Cap, RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, Van Kampen LIT Comstock, Van Kampen LIT Government, and Van Kampen UIF Equity and Income Subaccounts.

4 On June 16, 2006 the funds underlying the SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts were reorganized into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the SBL Select 25, SBL Enhanced Index and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for these Subaccounts.

5 Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

6 Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2007 (the date first publicly offered) to December 31, 2007.

7 Accumulation unit values and outstanding units for this Subaccount are for the period May 1, 2008 (the date first publicly offered) to December 31, 2008.

8 Accumulation unit values and outstanding units for this Subaccount are for the period November 17, 2008 (the date first publicly offered) to December 31, 2008.
--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2008, the Company had total assets of approximately $9.3 billion. Together with its affiliates, the Company has total funds under management of approximately $24.3 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

     Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The invest-ment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

     Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

     12B-1 FEES. The Company and/or its subsidiary, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

     PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compen-sation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.15% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

IMPORTANT INFORMATION ABOUT YOUR BENEFITS UNDER THE CONTRACT -- Many financial services companies, including insurance companies, have faced unprecedented challenges over the past several months, and the Company ("we") is not immune to those challenges. We know it is important for you to understand how these events may affect your Contract Value and our ability to meet the guarantees under your Contract.

     ASSETS IN THE SEPARATE ACCOUNT. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

     ASSETS IN THE GENERAL ACCOUNT. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

     Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength. An insurance company's financial strength may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.

     OUR RATINGS. You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor's. These ratings, which reflect recent downgrades and adverse market developments, are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength.

     FINANCIAL STATEMENTS. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.


OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders:

o        Annual Stepped Up Death Benefit;

o        Extra Credit at 4%;(1)

o        Waiver of Withdrawal Charge; or

o        0-Year or 4-Year Alternate Withdrawal Charge.(1)

1 The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

       For information on riders that are no longer available for purchase, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

     Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."



EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. PRIOR TO FEBRUARY 1, 2010, A CREDIT ENHANCEMENT OF 3% OR 5% WAS ALSO AVAILABLE FOR ELECTION. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit."

     This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit." You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.


     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.



     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

------------------ ----------------------
  INTEREST RATE       RATE OF RETURN
                     (NET OF EXPENSES)
------------------ ----------------------
       3%                 -5.00%
       4%                 -1.50%
       5%                  0.80%
------------------ ----------------------

     The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.

     Prior to May 1, 2010, the Company paid an additional Credit Enhancement to customers of broker-dealers that were concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her your right to return the Contract during the Free-Look period and was subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65,
(2)your confinement to a nursing home, or (3) terminal illness.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

----------------------------------------------------------
       0-YEAR SCHEDULE              4-YEAR SCHEDULE
----------------------------------------------------------
   PURCHASE                     PURCHASE
  PAYMENT AGE    WITHDRAWAL   PAYMENT AGE   WITHDRAWAL
  (IN YEARS)       CHARGE      (IN YEARS)      CHARGE
----------------------------------------------------------
  0 and over         0%             1            7%
                                    2            7%
                                    3            6%
                                    4            5%
                               5 and over        0%
----------------------------------------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.


RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010 -- A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix C - Riders Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.


PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.


     If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.


AUTOMATIC BONUS CREDIT -- During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007;
(2) the Contract was issued without a 0-Year

Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.

     The Bonus Credit, which is added to Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applies the Bonus Credit to Contract Value at the time the Purchase Payment is effective, and any Bonus Credit is allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.

     The Bonus Credit is subject to any applicable withdrawal charge. There is no charge for this rider.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed

Account." The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the SBL Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers you made within the previous 12 months;

o    transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

------------------------------------------------------------------------------------------------------------- --------------
                                                 SUBACCOUNT                                                     NUMBER OF
                                                                                                               ROUND TRIP
                                                                                                                TRANSFERS
------------------------------------------------------------------------------------------------------------- --------------
RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, SBL Money Market                                       Unlimited
------------------------------------------------------------------------------------------------------------- --------------
Oppenheimer Core Bond Fund/VA, Oppenheimer Main Street Small Cap Fund(R)/VA                                         6(1)
------------------------------------------------------------------------------------------------------------- --------------
AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real               4(1)
Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, Dent Strategic Portfolio, Franklin
Income Securities, Franklin Small Cap Value Securities, Franklin Templeton VIP Founding Funds Allocation,
Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Global High Yield Bond, Legg
Mason Partners Variable Small Cap Growth, Mutual Global Discovery Securities, Neuberger Berman AMT Socially
Responsive, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond,
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Small
Cap StocksPLUS(R) TR, Rydex VT All-Cap Opportunity, Rydex VT Alternative Strategies Allocation, Rydex VT
Essential Portfolio Aggressive, Rydex VT Essential Portfolio Conservative, Rydex VT Essential Portfolio
Moderate, Rydex VT Hedged Equity, Rydex VT International Opportunity, Rydex VT Managed Futures Strategy,
Rydex VT Multi-Cap Core Equity, Rydex VT Multi-Hedge Strategies, SBL All Cap Value, SBL Alpha Opportunity,
SBL Enhanced Index, SBL Equity, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset
Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Select 25, SBL Small Cap Growth, SBL Small Cap
Value, SBL U.S. Intermediate Bond, Van Kampen LIT Comstock, Van Kampen LIT Government, Van Kampen UIF
Emerging Markets Equity, Van Kampen UIF Equity and Income
------------------------------------------------------------------------------------------------------------- --------------
Royce Micro-Cap                                                                                                     3(1)
------------------------------------------------------------------------------------------------------------- --------------
Dreyfus IP Technology Growth, Dreyfus VIF International Value                                                       2(5)
------------------------------------------------------------------------------------------------------------- --------------
American Century VP Mid Cap Value, American Century VP Ultra(R), American Century VP Value                          2(1)
------------------------------------------------------------------------------------------------------------- --------------
MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT Utilities                                    2(2)
------------------------------------------------------------------------------------------------------------- --------------
Janus Aspen Enterprise, Janus Aspen INTECH Risk-Managed Core, Janus Aspen Janus Portfolio                           1(4)
----------------------------------------------------------------------------------------------------------------------------

1 Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2 Number of round trip transfers that can be made in any 3 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

3 Number of round trip transfers that can be made in any 45 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

4 Number of round trip transfers that can be made in any 90 day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

5 Number of round trip transfers that can be made in any 4 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
--------------------------------------------------------------------------------

     In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

     You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying

Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

     Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, or SBL Money Market Subaccounts. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o    Interest credited to the Fixed Account,

o    Payment of Purchase Payments,

o    The amount of any outstanding Contract Debt,

o    Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."

     In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.


     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters." If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since "Excess Withdrawals" may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See "Guaranteed Lifetime Withdrawal Benefit Rider" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.


FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements) allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

     For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expec-tancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

     Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

---------------------------------------------------
      PURCHASE PAYMENT OR        WITHDRAWAL CHARGE
  BONUS CREDIT AGE (IN YEARS)
---------------------------------------------------
               1                        7%
               2                        7%
               3                        6%
               4                        5%
               5                        4%
               6                        3%
               7                        2%
           8 and over                   0%
---------------------------------------------------

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

----------------------------------------------------------
CONTRACT VALUE                         ANNUAL MORTALITY
                                       AND EXPENSE RISK
                                            CHARGE
----------------------------------------------------------
Less than $25,000                           0.85%
At least $25,000 but less than              0.70%
   $100,000
$100,000 or more                            0.60%
----------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.


OPTIONAL RIDER CHARGES --In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES.

     As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.

----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Rate(1)       Annual
                                                                                                              Rider Charge
----------------------------------------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE WITH THE CONTRACT:
----------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                      ---          0.20%
----------------------------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                                       4%          0.55%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                          ---          0.05%
----------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(3)                                                                      0-Year        0.70%
                                                                                                    4-Year        0.60%(4)
----------------------------------------------------------------------------------------------------------------------------
RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010:
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Lifetime Withdrawal Benefit      (One Covered Person)                                     ---          0.85%(5)
                                            (Two Covered Persons)                                    ---          1.25%(5)
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                                     3%          0.15%
                                                                                                      5%          0.30%
----------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                                6%          0.60%
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit                                                                       3%          0.10%
                                                                                                      5%          0.20%
                                                                                                      6%(6)       0.25%
                                                                                                      7%(6)       0.30%
----------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                        5%          0.25%
----------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                               ---          0.25%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                                ---          0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                                 5%          0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                              5%          0.40%
----------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit           6%          0.85%
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                                ---          0.45%(7)
----------------------------------------------------------------------------------------------------------------------------
Total Protection                                                                                     ---          0.85%(7)
----------------------------------------------------------------------------------------------------------------------------
Extra Credit(2)                                                                                       3%          0.40%
                                                                                                      5%          0.70%
----------------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

3 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

4 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

5 The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.

6    Not available to Texas residents.

7 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

8 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

--------------------------------------------------------------------------------


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GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or

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

Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the annuity starting date is uncertain. Consult a tax advisor before requesting a withdrawal after the annuity starting date. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.


     If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the Annuity Start Date, then instead of receiving the Annuity Payments described above, you may elect to receive annual Annuity Payments equal to the Annual Amount under the Rider as of the Annuity Start Date. If you choose to do so, then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary. See "Guaranteed Lifetime Withdrawal Benefit Rider" in Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.


ANNUITY OPTIONS --

     OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

     OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 --

     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of

75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

     The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT


     The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix C - Riders Available for Purchase Only Prior to February 1, 2010.)


     If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

     The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

     You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

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     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending

                                       52
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on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account. The Owner's Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See "The Fixed Account" to determine its availability.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

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

     You should consult with your tax adviser on the effect of a loan.


     If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the Rider, and you may not take a new loan while the Rider is in effect.


     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

     If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.

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FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT. IN ADDITION, AS PROVIDED IN IRS REGULATIONS, WE INFORM YOU THAT THIS MATERIAL IS NOT INTENDED AND CANNOT BE REFERRED TO OR USED (1) TO AVOID TAX PENALTIES, OR (2) TO PROMOTE, SELL OR RECOMMEND ANY TAX PLAN OR ARRANGEMENT.

TAX STATUS OF THE COMPANY
AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of
Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

     SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

     DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary,

                                       56
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commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

     GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

     MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

     OPTIONAL BENEFIT RIDERS. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of

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Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Although these rules have been partially suspended for distributions required for 2009, they apply to distributions required for 2008 that are not paid until 2009, and to distribution for all subsequent taxable years. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Distributions are generally not required for 2009.

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

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

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     ROTH 403(B). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

     Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

     Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

     Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

     Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

     Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

     SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,000.

     Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($89,000 for a married couple filing a joint return and $55,000 for a single taxpayer in 2009). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $166,000 and $176,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. Distributions are generally not required for 2009. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan,

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

including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $105,000 to $120,000 in adjusted gross income ($166,000 to $176,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. This limit will be eliminated beginning in 2010. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed (with a special rule to spread out the income for 2010 rollovers and conversions to 2011 and 2012), but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Distributions are generally not required for 2009. If there is no beneficiary, or if the beneficiary elects to delay distributions , the account must be distributed by the end of the fifth full calendar year after death of the contract owner (sixth year if 2009 is one of the years included).

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under
Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a 403(b) plan or IRA before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or
(ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Contract is less than the minimum

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required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS --

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

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

     It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

     Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2008, 2007 and 2006, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $30,575,504, $56,968,135, and $56,800,140 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

     The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2008 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): GWN Securities, Inc., NEXT Financial Group, Inc., OFG Financial Services, Inc., Lincoln Investment Planning, Inc., PlanMember Securities Corporation, Financial Network Investment Corporation, Geneos Wealth Management, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, Great American Advisors, Inc., Retirement Plan Advisors, Inc., Comprehensive Asset Management and Servicing, Inc., Capital Financial Services, Inc., AmTrust Investment Services, Inc., and Cambridge Legacy Securities, L.L.C.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the SBL Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the SBL Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the SBL Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield of the SBL Money Market Subaccount and total returns of the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2008, and for each of the specified periods ended December 31, 2008, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information for the SecureDesigns Variable Annuity contains more specific information and financial statements relating to Security

Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)

   Sections 408 and 408A

PERFORMANCE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS
--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund    Series II    Long-term growth of capital        Invesco Aim Advisors, Inc.
                                                                             11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1179
                                                                             (Investment Adviser)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------

                                       67

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Series II    Growth of capital                  Invesco Aim Advisors, Inc.
Development Fund                                                             11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1181
                                                                             (Investment Adviser)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------

                                       68

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global              Series I     Capital growth                     Invesco Aim Advisors, Inc.
Health Care Fund                                                             11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1182
                                                                             (Investment Adviser)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------

                                       69

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global              Series I     High total return through growth   Invesco Aim Advisors, Inc.
Real Estate Fund                          of capital and current income.     11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1173
                                                                             (Investment Advisor)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------

                                       70

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International       Series II    Long-term growth of capital        Invesco Aim Advisors, Inc.
Growth Fund                                                                  11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1183
                                                                             (Investment Adviser)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------

                                       71

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap             Series II    Long-term growth of capital        Invesco Aim Advisors, Inc.
Core Equity Fund                                                             11 Greenway Plaza, Suite 100
                                                                             Houston, TX 77046-1184
                                                                             (Investment Adviser)

                                                                             AIM Funds Management Inc., 5140 Yonge Street,
                                                                             Suite 900, Toronto, Ontario, Canada M2N 6X7
                                                                             (Sub-adviser)

                                                                             Invesco Global Asset Management (N.A.), Inc.,
                                                                             One Midtown Plaza, 1360 Peachtree Street,
                                                                             N.E., Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Institutional (N.A.), Inc., One
                                                                             Midtown Plaza, 1360 Peachtree Street, N.E.,
                                                                             Suite 100, Atlanta, GA 30309
                                                                             (Sub-adviser)

                                                                             Invesco Senior Secured Management, Inc., 1166
                                                                             Avenue of the Americas, New York, NY 10036
                                                                             (Sub-adviser)

                                                                             Invesco Hong Kong Limited, 32nd Floor, Three
                                                                             Pacific Place, 1 Queen's Road East, Hong Kong
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Limited, 30 Finsbury
                                                                             Square, London, EC2A 1AG, United Kingdom
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management (Japan) Limited,
                                                                             25th Floor, Shiroyama Trust Tower, 3-1,
                                                                             Toranomon 4-chome, Minato-ku, Tokyo 105-6025,
                                                                             Japan
                                                                             (Sub-adviser)

                                                                             Invesco Asset Management Deutschland GmbH,
                                                                             Bleichstrasse 60-62, Frankfurt, Germany 60313
                                                                             (Sub-adviser)

                                                                             Invesco Australia Limited, 333 Collins
                                                                             Street, Level 26, Melbourne Vic 3000,
                                                                             Australia
                                                                             (Sub-adviser)

----------------------------------------------------------------------------------------------------------------------------
American Century VP Mid      Class II     Seeks long-term growth with        American Century Investment Management, Inc.
Cap Value Fund                            income as a secondary objective    4500 Main Street
                                                                             Kansas City, MO 64111-1816
----------------------------------------------------------------------------------------------------------------------------
American Century             Class II     Long-term capital growth           American Century Investment Management, Inc.
VP Ultra(R) Fund                                                             4500 Main Street
                                                                             Kansas City, MO 64111-1816
----------------------------------------------------------------------------------------------------------------------------
American Century             Class II     Seeks long-term capital growth     American Century Investment Management, Inc.
VP Value Fund                             with income as a secondary         4500 Main Street
                                          objective                          Kansas City, MO 64111-1816
----------------------------------------------------------------------------------------------------------------------------
Dent Strategic Portfolio                  Long-term growth of capital        HS Dent Investment Management LLC
                                                                             15310 Amberly Drive, Suite 165
                                                                             Tampa, FL 33647
----------------------------------------------------------------------------------------------------------------------------

                                       72

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology         Service     Capital appreciation               The Dreyfus Corporation
Growth Portfolio                                                             200 Park Avenue
                                                                             New York, NY 10166-0039
----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF                   Service     Long-term capital growth           The Dreyfus Corporation
International Value                                                          200 Park Avenue
Portfolio                                                                    New York, NY 10166-0039
----------------------------------------------------------------------------------------------------------------------------
Franklin Income               Class 2     Maximize income while maintaining  Franklin Advisers, Inc.
Securities Fund                           prospects for capital appreciation One Franklin Parkway
                                                                             San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value      Class 2     Long-term total return             Franklin Advisory Services, LLC
Securities Fund                                                              One Parker Plaza, Ninth Floor
                                                                             Fort Lee, NJ 07024-2920
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton            Class 4     Seeks capital appreciation, with   Franklin Advisers, Inc.
VIP Founding Funds                        income as a secondary goal         One Franklin Parkway
Allocation                                                                   San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise        Service     Seeks long-term growth of capital  Janus Capital Management LLC
                                                                             151 Detroit Street
                                                                             Denver, CO 80206-4805
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen INTECH            Service     Seeks long-term growth of capital  Janus Capital Management LLC
Risk-Managed Core                                                            151 Detroit Street
                                                                             Denver, CO 80206-4805
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus             Service     Seeks long-term growth of capital  Janus Capital Management LLC
Portfolio                                                                    151 Detroit Street
                                                                             Denver, CO 80206-4805
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners          Class II     Seeks capital appreciation         Legg Mason Partners Fund Advisor, LLC
Variable Aggressive                                                          620 Eighth Ave.
Growth Fund                                                                  New York, NY 10018
                                                                             (Investment Adviser)

                                                                             ClearBridge Advisors, LLC
                                                                             620 Eighth Ave.
                                                                             New York, NY 10018
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners          Class II     Seeks to maximize total return,    Legg Mason Partners Fund Advisor, LLC
Variable Global High                      consistent with the preservation   620 Eighth Ave.
Yield Bond Fund                           of capital                         New York, NY 10018

                                                                             Subadvisers:
                                                                             Western Asset Management Company
                                                                             385 East Colorado Boulevard
                                                                             Pasadena, CA 91101

                                                                             Western Asset Management Company Limited
                                                                             10 Exchange Square
                                                                             Primrose Street
                                                                             London EC2A 2EN

----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners           Class I     Seeks long-term growth of capital  Legg Mason Partners Fund Advisor, LLC
Variable Small Cap                                                           620 Eighth Ave.
Growth Fund                                                                  New York, NY 10018
                                                                             (Investment Adviser)

                                                                             ClearBridge Advisors, LLC
                                                                             620 Eighth Ave.
                                                                             New York, NY 10018
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------

                                       73
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----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research             Service     To seek capital appreciation     Massachusetts Financial Services Company
International Series                                                         500 Boylston Street
                                                                             Boston, MA 02116-3741
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total                Service     To seek total return             Massachusetts Financial Services Company
Return Series                                                                500 Boylston Street
                                                                             Boston, MA 02116-3741
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series     Service     To seek total return             Massachusetts Financial Services Company
                                                                             500 Boylston Street
                                                                             Boston, MA 02116-3741
----------------------------------------------------------------------------------------------------------------------------
Mutual Global Discovery         Class 2     Capital appreciation             Franklin Mutual Advisers, LLC
Securities Fund                                                              101 John F. Kennedy Parkway
                                                                             Short Hills, NJ 07078-2797

                                                                             Franklin Templeton Investment
                                                                             Management Limited
                                                                             The Adelphi Building
                                                                             1-11 John Adam Street
                                                                             London WC2N 6HT
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT          Class S     Long-term growth of capital by     Neuberger Berman Management LLC
Socially Responsive                       investing primarily in securities  605 Third Avenue, 2nd Floor of companies that meet the Fund's  New York, NY 10158-3698
                                          financial criteria and social      (Investment Adviser)
                                          policy
                                                                             Neuberger Berman, LLC
                                                                             605 Third Avenue, 2nd Floor
                                                                             New York, NY 10158-3698
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond         Service     The Fund seeks a high level of     OppenheimerFunds, Inc.
Fund/VA                                   current income as its primary      Two World Financial Center
                                          goal. As a secondary goal, the     225 Liberty Street, 11th Floor Fund
                                          seeks capital appreciation         New York, NY 10281
                                          when consistent with its goal of
                                          high current income. The Fund
                                          invests mainly in investment
                                          grade debt securities
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street       Service     This Fund invests in a             OppenheimerFunds, Inc.
Small Cap Fund(R)/VA                      well-diversified mix of smaller    Two World Financial Center
                                          company stocks for capital         225 Liberty Street, 11th Floor
                                          appreciation potential.            New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All             Administrative  Maximum real return consistent     Pacific Investment Management Company LLC
Asset Portfolio                           with preservation of real capital  840 Newport Center Drive, Suite 100 and prudent investment management  Newport Beach, CA 92660-6398
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                 Administrative  Maximum real return consistent     Pacific Investment Management Company LLC
CommodityRealReturn                       with prudent investment management 840 Newport Center Drive, Suite 100
Strategy Portfolio                                                           Newport Beach, CA 92660-6398
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging            Advisor     Seeks maximum total return,        Pacific Investment Management Company LLC
Markets Bond Portfolio                    consistent with preservation of    840 Newport Center Drive, Suite 100
                                          capital and prudent investment     Newport Beach, CA 92660-6398
                                          management
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond    Administrative  Maximum total return, consistent   Pacific Investment Management Company LLC
Portfolio                                 with preservation of capital and   840 Newport Center Drive, Suite 100
(U.S. Dollar-Hedged)                                                         prudent investment management Newport
                                                                             Beach, CA 92660-6398
----------------------------------------------------------------------------------------------------------------------------

                                       74

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration    Administrative  Seeks maximum total return         Pacific Investment Management Company LLC
Portfolio                                 consistent with preservation of    840 Newport Center Drive, Suite 100
                                          capital and prudent investment     Newport Beach, CA 92660-6398
                                          management
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real            Administrative  Maximum real return consistent     Pacific Investment Management Company LLC
Return Portfolio                          with preservation of real capital  840 Newport Center Drive, Suite 100 and prudent investment management  Newport Beach, CA 92660-6398
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Small               Advisor     Seeks total return which exceeds   Pacific Investment Management Company LLC
Cap StocksPLUS(R) TR                      that of the Russell 2000           840 Newport Center Drive, Suite 100
Portfolio                                                                    Newport Beach, CA 92660-6398
----------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap             Investment    Long-term growth of capital        Royce & Associates, LLC
                                                                             745 Fifth Avenue, Suite 2400
                                                                             New York, NY 10151
----------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne                        Long-term growth of capital        Rydex Investments
Amerigo Fund                              without regard to current income   9601 Blackwell Rd., Suite 500
                                                                             Rockville, MD 20850-6478
                                                                             (Investment Adviser)

                                                                             CLS Investment Firm, LLC
                                                                             4020 South 147th Street
                                                                             Omaha, NE 68137-5401
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne                        Current income and growth of       Rydex Investments
Clermont Fund                             capital                            9601 Blackwell Road, Suite 500
                                                                             Rockville, MD 20850-6478
                                                                             (Investment Adviser)

                                                                             CLS Investment Firm, LLC
                                                                             4020 South 147th St.
                                                                             Omaha, NE 68137
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Rydex VT All-Cap                          Long-term capital appreciation     Rydex Investments
Opportunity                                                                  9601 Blackwell Road, Suite 500
                                                                             Rockville, MD 20850-6478
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Alternative                      Investment returns with a low      Rydex Investments
Strategies Allocation                     correlation to the returns of      9601 Blackwell Road, Suite 500
                                          traditional stocks and bonds.      Rockville, MD 20850-6478
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential                        The Essential Portfolio            Rydex Investments
Portfolio Aggressive                      Aggressive Fund's objective is to  9601 Blackwell Road, Suite 500 primarily seek growth of capital.  Rockville, MD 20850-6478
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential                        The Essential Portfolio            Rydex Investments
Portfolio Conservative                    Conservative Fund's objective is   9601 Blackwell Road, Suite 500
                                          to primarily seek preservation of  Rockville, MD 20850-6478 capital and, secondarily, to seek
                                          long-term growth of capital.
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Essential                        The Essential Portfolio Moderate   Rydex Investments
Portfolio Moderate                        Fund's objective is to primarily   9601 Blackwell Road, Suite 500
                                          seek growth of capital and,        Rockville, MD 20850-6478
                                          secondarily, to seek preservation
                                          of capital.
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Hedged Equity                    Seeks to provide capital           Rydex Investments
                                          appreciation consistent with the   9601 Blackwell Road, Suite 500
                                          return and risk characteristics    Rockville, MD 20850-6478
                                          of the long/short hedge fund
                                          universe.
----------------------------------------------------------------------------------------------------------------------------

                                       75

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Rydex VT International                    Long-term capital appreciation     Rydex Investments
Opportunity                                                                  9601 Blackwell Road, Suite 500
                                                                             Rockville, MD 20850-6478
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Managed Futures                  Seeks to provide investment        Rydex Investments
Strategy                                  results that match the             9601 Blackwell Road, Suite 500
                                          performance of the Standard &      Rockville, MD 20850-6478
                                          Poor's Diversified Trends
                                          Indicator(R).
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Multi-Cap Core                   Long-term capital appreciation     Rydex Investments
Equity                                                                       9601 Blackwell Road, Suite 500
                                                                             Rockville, MD 20850-6478
----------------------------------------------------------------------------------------------------------------------------
Rydex VT Multi-Hedge                      Seeks to provide capital           Rydex Investments
Strategies                                appreciation consistent with the   9601 Blackwell Road, Suite 500
                                          return and risk characteristics    Rockville, MD 20850-6478
                                          of the hedge fund universe.
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series A                         Long-term growth of capital        Security Investors, LLC
(SBL Equity)                                                                 One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series B                         Long-term growth of capital        Security Investors, LLC
(SBL Large Cap Value)                                                        One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series C                         As high a level of current income  Security Investors, LLC
(SBL Money Market)                        as is consistent with              One Security Benefit Place
                                          preservation of capital by         Topeka, KS 66636-0001
                                          investing in money market          (Investment Adviser)
                                          securities with varying
                                          maturities.
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series D                         Long-term growth of capital        Security Investors, LLC
(SBL Global)                                                                 One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)

                                                                             Security Global Investors, LLC
                                                                             801 Montgomery St., 2nd Floor
                                                                             San Francisco, CA 94113-5164
                                                                             (Sub-Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series E                         Current income                     Security Investors, LLC
(SBL U.S. Intermediate                                                       One Security Benefit Place
Bond)                                                                        Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series H                         Outperform S&P 500 Index           Security Investors, LLC
(SBL Enhanced Index)                                                         One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)

                                                                             Northern Trust Investments, N.A.
                                                                             50 LaSalle Street
                                                                             Chicago, IL 60675
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series J                         Capital appreciation               Security Investors, LLC
(SBL Mid Cap Growth)                                                         One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------

                                       76

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series N                         High level of total return         Security Investors, LLC
(SBL Managed Asset                                                           One Security Benefit Place
Allocation)                                                                  Topeka, KS 66636-0001
                                                                             (Investment Adviser)

                                                                             T. Rowe Price Associates, Inc.
                                                                             100 East Pratt Street
                                                                             Baltimore, MD 21202-1090
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series O                         Long-term growth of capital        Security Investors, LLC
(SBL All Cap Value)                                                          One Security Benefit Place
                                                                             Topeka, KS 66636-0001
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series P                         High current income and capital    Security Investors, LLC
(SBL High Yield)                          appreciation as a secondary        One Security Benefit Place
                                          objective                          Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Q                         Capital growth                     Security Investors, LLC
(SBL Small Cap Value)                                                        One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)

                                                                             Wells Capital Management Incorporated
                                                                             525 Market Street, 10th Floor
                                                                             San Francisco, CA 94105
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series V                         Long-term growth of capital        Security Investors, LLC
(SBL Mid Cap Value)                                                          One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series X                         Long-term growth of capital        Security Investors, LLC
(SBL Small Cap Growth)                                                       One Security Benefit Place
                                                                             Topeka, KS 66636-0001
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Y                         Long-term growth of capital        Security Investors, LLC
(SBL Select 25)                                                              One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Z                         Long-term growth of capital        Security Investors, LLC
(SBL Alpha Opportunity)                                                      One Security Benefit Place
                                                                             Topeka, KS 66636-0001
                                                                             (Investment Adviser)

                                                                             Security Global Investors, LLC
                                                                             801 Montgomery St., 2nd Floor
                                                                             San Francisco, CA 94113-5164
                                                                             (Sub-Adviser)

                                                                             Mainstream Investment Advisers, LLC
                                                                             101 West Spring Street, Suite 401
                                                                             New Albany, IN 47150-3610
                                                                             (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock      Class II     Capital growth and income through  Van Kampen Asset Management
Portfolio                                 investments in equity securities,  522 Fifth Avenue
                                          including common stocks,           New York, NY 10036
                                          preferred stocks and securities
                                          convertible into common and
                                          preferred stocks
----------------------------------------------------------------------------------------------------------------------------

                                       77

----------------------------------------------------------------------------------------------------------------------------
                            SHARE CLASS
UNDERLYING FUND           (IF APPLICABLE) INVESTMENT OBJECTIVE               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT               Class II     High current return consistent     Van Kampen Asset Management
Government Portfolio                      with preservation of capital       522 Fifth Avenue
                                                                             New York, NY 10036
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging      Class II     Seeks long-term capital            Morgan Stanley Investment Management Inc.
Markets Equity Portfolio                  appreciation by investing          522 Fifth Avenue
                                          primarily in growth-oriented       New York, NY 10036
                                          equity securities of issuers in
                                          emerging market countries.
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity        Class II     Capital appreciation and current   Morgan Stanley Investment Management Inc.
and Income Portfolio                      income                             522 Fifth Avenue
                                                                             New York, NY 10036
----------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

          RIDERS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010


GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- The Guaranteed Lifetime Withdrawal Benefit Rider (the "GLWB Rider") is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse's lifetime, if you so designate)--even if your Contract Value is reduced to zero.

     The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.

     GLWB RIDER DEFINITIONS.

     ANNUAL AMOUNT: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.

     BENEFIT BASE: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.

     BENEFIT STEP-UP BASE: under this calculation of the Benefit Base, we will "lock in" to the Benefit Base your highest Contract Value on each Contract Anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.

     BENEFIT ROLL-UP BASE: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.

     BENEFIT PERCENTAGE: a percentage we multiply by your current Benefit Base to determine your Annual Amount.

     EXCESS WITHDRAWALS: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.

     GLWB RIDER CHARGE: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.

     GROWTH FACTOR: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).

     NON-EXCESS WITHDRAWALS: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.

     RIA ANNUAL WITHDRAWAL ALLOWANCE: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.

     RIDER START DATE: the date the GLWB Rider was added to your Contract.

     2% INFLATION ADJUSTMENT: an amount by which we will increase the Benefit Percentage on each Contract Anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.

IMPORTANT CONSIDERATIONS IF YOU PURCHASED THE GLWB RIDER.

o The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See "Investment Option Restrictions" and "Restrictions on Purchase Payments" below.

o Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.

o We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.

o Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See "Purchasing the GLWB Rider" below.

o If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See "Covered Persons, Owners, and Spouses" below.

o You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See "Contract Loans" below.

o    You cannot cancel the GLWB Rider once it is issued.

o Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

o If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.

o Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.

You should not have purchased the GLWB Rider if:

o You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or

o You were primarily interested in maximizing the Contract's potential for long-term accumulation rather than ensuring a stream of income for life; or

o You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or

o If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see "Non-Excess and Excess Withdrawals" below); or

o You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or

o You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.

     PURCHASING THE GLWB RIDER.

     You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See "Covered Persons, Owners, and Spouses."

     Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.

     IMPORTANT CONSIDERATION. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin "locking in" your highest Contract Value when calculating the Benefit Step-up Base on every Contract Anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.

     On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.

     COVERED PERSONS, OWNERS, AND SPOUSES.

     COVERED PERSON. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.

o Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one

     Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.

     The Covered Person cannot be changed after we issue the Rider.

     JOINT COVERED PERSON. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.

NOTE: PLEASE REMEMBER THAT WE IMPOSE A HIGHER GLWB RIDER CHARGE IF THERE IS A JOINT COVERED PERSON UNDER THE GLWB RIDER. WE DO SO BECAUSE WE ARE OBLIGATED TO MAKE THE ANNUAL AMOUNT AVAILABLE FOR WITHDRAWALS OVER THE LIVES OF TWO INDIVIDUALS (SO LONG AS ALL OF THE RIDER'S CONDITIONS ARE
         MET).

     The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.

     We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).

NOTE: IF THE STATUS OF EITHER (OR BOTH) OF THESE DESIGNATIONS CHANGES DUE TO DEATH OR DIVORCE (WHERE THE CONTRACT IS NOT SPLIT OR OTHERWISE DIVIDED), THEN WE WILL BASE THE BENEFITS UNDER THE RIDER SOLELY ON THE LIFE OF THE COVERED PERSON. THIS MEANS THAT WE WILL NOT MAKE THE ANNUAL AMOUNT AVAILABLE AFTER THE DEATH OF THE COVERED PERSON, EVEN IF THE JOINT COVERED PERSON IS STILL ALIVE. HOWEVER, WE WILL CONTINUE TO ASSESS THE GLWB RIDER CHARGE BASED ON TWO COVERED PERSONS FOR AS LONG AS THE COVERED PERSON IS ALIVE.

     After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.

     JOINT OWNERS. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:

1.   there is only one Joint Owner,

2.   the Joint Owner is the spouse of the Owner, and

3. prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.

NOTE: IF THE OWNER AND JOINT OWNER CEASE TO BE THE SPOUSE OF EACH OTHER DUE TO DEATH OR DIVORCE (WHERE THE CONTRACT IS NOT SPLIT OR OTHERWISE DIVIDED), THEN WE WILL BASE THE BENEFITS UNDER THE RIDER SOLELY ON THE LIFE OF THE COVERED PERSON (I.E., THE OWNER). THIS MEANS THAT WE WILL NOT MAKE THE ANNUAL AMOUNT AVAILABLE AFTER THE DEATH OF THE COVERED PERSON, EVEN IF THE JOINT COVERED PERSON (I.E., THE JOINT OWNER) IS STILL ALIVE. HOWEVER, WE WILL CONTINUE TO ASSESS THE GLWB RIDER CHARGE BASED ON TWO COVERED PERSONS FOR AS LONG AS THE COVERED PERSON IS ALIVE.

     In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.

     CHANGE IN OWNER. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.

     TERMINATION OF THE GLWB RIDER IF SURVIVING SPOUSE CONTINUES CONTRACT. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.

     The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract Anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract Anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract Anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.

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     SPOUSE. Under the GLWB Rider, the term `spouse' has the meaning given to it under federal law for purposes of the Internal Revenue Code.

     PROOF OF SURVIVAL. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).

     NON-EXCESS AND EXCESS WITHDRAWALS. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.

o Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see "Determining Your Annual Amount" below).

o Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.

NOTE: WE HAVE DESIGNED THE GLWB RIDER FOR YOU TO TAKE TOTAL NON-EXCESS WITHDRAWALS UP TO THE ANNUAL AMOUNT DURING EACH CONTRACT YEAR. TO OBTAIN THE MAXIMUM POTENTIAL BENEFIT UNDER THE GLWB RIDER, YOUR TOTAL WITHDRAWALS EACH CONTRACT YEAR SHOULD NOT EXCEED THE ANNUAL AMOUNT.

         EXCESS WITHDRAWALS REDUCE YOUR BENEFIT BASE AND YOUR ANNUAL AMOUNT, WHICH MAY SIGNIFICANTLY REDUCE OR EVEN ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO AN EXCESS WITHDRAWAL, YOUR CONTRACT AND THE GLWB RIDER WILL TERMINATE.

     A "withdrawal" includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals made to pay fees to a registered investment adviser, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.

     Before you make a withdrawal, please note:

o We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.

o If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See "Charges and Deductions - Contingent Deferred Sales Charge" and "Optional Riders - Extra Credit".

o All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters".

     DETERMINING YOUR ANNUAL AMOUNT. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.

o Your Annual Amount is equal to the current Benefit Percentage MULTIPLIED by the current Benefit Base.

     We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

     So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre-authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.

     BENEFIT PERCENTAGE. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:

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------------------------------------------------------
                AGE                  INITIAL BENEFIT
                                        PERCENTAGE
------------------------------------------------------
Less than 65                               4.0%
At least 65 but less than 76               5.0%
Equal to or greater than 76                6.0%
------------------------------------------------------

     We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see "2% Inflation Adjustment," below).

     QUALIFIED CONTRACTS. If you own a Qualified Contract that is in the "Required Minimum Distribution" or "RMD" phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.

o We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).

     DETERMINING YOUR BENEFIT BASE. Your Benefit Base is used to calculate your Annual Amount.

NOTE: YOUR BENEFIT BASE IS ONLY USED TO CALCULATE THE ANNUAL AMOUNT. IT IS NOT A CASH VALUE, SURRENDER VALUE, OR DEATH BENEFIT, IT IS NOT AVAILABLE TO YOU, IT IS NOT A MINIMUM RETURN FOR ANY SUBACCOUNT, AND IT IS NOT A GUARANTEE OF ANY CONTRACT VALUE.

     We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

o Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.

1.   THE BENEFIT STEP-UP BASE:

     On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     We recalculate the Benefit Step-up Base as follows:

     a. On each Contract Anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.

     b. If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

     c. If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

         NOTE: EXCESS WITHDRAWALS WILL REDUCE YOUR BENEFIT STEP-UP BASE, WHICH, IN TURN, MAY SIGNIFICANTLY REDUCE OR ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. EXCESS WITHDRAWALS COULD REDUCE YOUR BENEFIT STEP-UP BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL. EXCESS WITHDRAWALS WILL ALSO REDUCE YOUR ANNUAL AMOUNT.

          EXAMPLES OF EXCESS WITHDRAWALS ON THE BENEFIT STEP-UP BASE. Example 1, assume:

         (i) At the beginning of the Contract Year, the Annual Amount is $5,000.

         (ii) During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.

         (iii) On the day that the Owner takes the $6,000 withdrawal, but prior to the

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               withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.

               When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 - ($1,000 / $115,000)) = $99,130.

         Example 2, assume:

         (i) The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

         (ii) The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

         (iii) Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.

               The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 - ($3,000 / $50,000)) = $94,000.

          o Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).

2.   THE BENEFIT ROLL-UP BASE:

     On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

     We recalculate the Benefit Roll-up Base as follows:

     (a) On each Contract Anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).

         We determine the Growth Factor as follows:

         (i) If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:

               o    5.0% on Rider anniversaries 1 through 4;

               o    6.0% on Rider anniversaries 5 through 8;

               o    7.0% on Rider anniversaries 9 through 12; and

               o    0.0% on Rider anniversaries 13 and greater.

         (ii) If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract Anniversary following the first withdrawal.

               NOTE: THE VALUE OF THE GLWB RIDER MAY BE AFFECTED IF YOU DELAY TAKING WITHDRAWALS. FOR EXAMPLE, ONCE YOU TAKE A WITHDRAWAL, WE WILL APPLY THE 2% INFLATION ADJUSTMENT (IF ELECTED) TO YOUR BENEFIT PERCENTAGE ON EACH CONTRACT ANNIVERSARY (SUBJECT TO CERTAIN CONDITIONS). (SEE "WHEN TO TAKE WITHDRAWALS" BELOW.)

     (b) If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

     (c) If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

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         NOTE:    EXCESS WITHDRAWALS WILL REDUCE YOUR BENEFIT ROLL-UP BASE,
                  WHICH, IN TURN, MAY SIGNIFICANTLY REDUCE OR ELIMINATE YOUR ABILITY TO MAKE LIFETIME WITHDRAWALS UNDER THE GLWB RIDER. EXCESS WITHDRAWALS COULD REDUCE YOUR BENEFIT ROLL-UP BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL. EXCESS WITHDRAWALS WILL ALSO REDUCE YOUR ANNUAL AMOUNT.

         EXAMPLE OF EXCESS WITHDRAWALS ON THE BENEFIT ROLL-UP BASE. Assume:

         (i) The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.

         (ii) The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

         (iii) Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.

               The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 - ($3,000 / $50,000)) = $94,000.

          o Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).

     2% INFLATION ADJUSTMENT. If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the "2% Inflation Adjustment"). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary.

NOTE: THE VALUE OF THE GLWB RIDER MAY BE AFFECTED IF YOU BEGIN TAKING WITHDRAWALS TOO SOON. FOR EXAMPLE, ONCE YOU TAKE A WITHDRAWAL, WE WILL NO LONGER INCREASE YOUR BENEFIT ROLL-UP BASE BY THE GROWTH FACTOR. (SEE "WHEN TO TAKE WITHDRAWALS" BELOW.)

     To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:

o You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;

o You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model's allocations to the original percentages in effect at the time you elected the model;

o You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;

o    You may not make other transfers among the Subaccounts; and

o We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.

NOTE: YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER THESE INVESTMENT RESTRICTIONS ARE SUITED FOR YOUR FINANCIAL NEEDS.

     If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.

     Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on (1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seek to provide income and/or capital appreciation while avoiding excessive risk. THERE CAN BE NO ASSURANCE, HOWEVER, THAT ANY OF THE ASSET ALLOCATION MODELS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.

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     The asset allocation models approved for use with the 2% Inflation
Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.

     The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.

     EXAMPLE OF THE 2% INFLATION ADJUSTMENT. Assume:

a.   the Owner added the Rider (issued with one Covered Person) at age 70,

b. the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and

c. the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.

The Benefit Percentage is equal to:

o 5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),

o 5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract Anniversary),

o    5.10% for Contract Year 4 (5.00% * (1.02)),

o    5.20% for Contract Year 5 (5.00% * (1.02)(2)),

o    5.31% for Contract Year 6 (5.00% * (1.02)(3))

o and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.

     RIA ANNUAL WITHDRAWAL ALLOWANCE. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:

o    the withdrawals are the only amount withdrawn in that Contract Year;

o the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;

o we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and

o the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.

WHEN TO TAKE WITHDRAWALS. You should carefully consider when to begin taking withdrawals under the GLWB Rider.

     Advantages to taking withdrawals:

o You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.

o If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under "2% Inflation Adjustment," once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary (see "2% Inflation Adjustment").

     Advantages to delaying withdrawals:

o On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see "Benefit Roll-up Base").

o Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59 1/2), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.

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     You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.

     ANNUITIZATION. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant's 95th birthday.

     If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:

a.   the Annual Amount as of the Annuity Start Date; or

b. the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.

     If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.

     If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.

NOTE: THE PAYMENTS YOU WOULD RECEIVE UNDER OPTION (A) ARE DIFFERENT FROM THE PAYMENTS YOU WOULD RECEIVE UNDER OPTION (B). YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO DETERMINE WHICH OPTION IS MORE APPROPRIATE FOR YOU.

     REDUCTION OF CONTRACT VALUE TO ZERO. If your Contract Value reduces to zero, one of the following will occur:

1. If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.

2. If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:

     a. We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;

     b. We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;

     c. We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);

     d.  You may not make any additional Purchase Payments under your Contract;

     e. You will no longer be eligible to receive a death benefit under your Contract; and

     f.  We will terminate all other optional riders under your Contract.

     INVESTMENT OPTION RESTRICTIONS. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract Anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.

     RESTRICTIONS ON PURCHASE PAYMENTS. If you elected the GLWB Rider, (either on the Contract Date or on any Contract Anniversary prior to the Annuity Start
Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.

     When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).

     If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.

     CONTRACT LOANS. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.

     TERMINATION. We will terminate the GLWB Rider on the earliest of:

1.   The Valuation Date you surrender your Contract;

2. The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);

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3.   For a GLWB Rider issued with one Covered Person, the date of the Covered
     Person's death (regardless of whether the surviving spouse Beneficiary continues the Contract);

4. For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person--see "Covered Persons, Owners, and Spouses" above);

5. The date of change of ownership under the Contract (including total or partial change incident to a divorce--see "Covered Persons, Owners, and Spouses" above); or

6. The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.

     TAX CONSEQUENCES. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.

     For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally. (Please see "Federal Tax Matters" in the prospectus.) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.

     LIMITED EXCHANGE OPPORTUNITY. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract Anniversary. All terms and conditions of the Guaranteed Lifetime Withdrawal Benefit Rider that were in effect on that Contract Anniversary applied. We used your Contract Value on that Contract Anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.

     There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.

GUARANTEED MINIMUM INCOME BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT (FORMERLY DOLLAR FOR
DOLLAR

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LIVING BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1,
2010) -- This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

     The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.

     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.

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

     The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. THE ALTERNATE BENEFIT IS AVAILABLE ONLY ON THE TENTH ANNIVERSARY OF THE RIDER PURCHASE DATE AND SHALL NOT BE AVAILABLE THEREAFTER. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

---------------------------------------------------
1.     PAYMENT            2.   TOTAL NUMBER OF
      FREQUENCY                  PAYMENTS
---------------------------------------------------
3.    Monthly             4.         180
5.   Quarterly            6.          60
7.   Semiannual           8.          30
9.     Annual             10.         15
---------------------------------------------------

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").

     The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

     If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

     This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.

     Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.

GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal,

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the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the

Owner's death and instructions regarding payment are received by the Company.

     This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under "Death Benefit."

6% DOLLAR FOR DOLLAR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT (FORMERLY THE DOLLAR FOR DOLLAR COMBINATION BENEFIT) (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "6% Dollar for Dollar Guaranteed Minimum Income Benefit." For a discussion of the Minimum Income Benefit, see "6% Dollar for Dollar Guaranteed Minimum Income Benefit."

     In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."

     The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.

     The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of

Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

     This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- If you elected this rider when you purchased the Contract, your "Benefit Amount" was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

------------------------------ --------------------
           ANNUAL                BENEFIT AMOUNT*
     WITHDRAWAL AMOUNT*
------------------------------ --------------------
             5%                       130%
             6%                       110%
             7%                       100%
------------------------------ -------------------------------------------------
*A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)
--------------------------------------------------------------------------------

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.

     If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

TOTAL PROTECTION (THIS RIDER WAS AVAILABLE FOR PURCHASE ONLY PRIOR TO FEBRUARY 1, 2010) -- This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).

     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.

     Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

--------------------------------------------------------------------------------
                        SECUREDESIGNS(R) VARIABLE ANNUITY

                        SBL VARIABLE ANNUITY ACCOUNT XIV

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2010


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2010, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

--------------------------------------------------------------------------------
V6917A (R5-10)                                                       32-69179-01

                                TABLE OF CONTENTS

                                                                         Page

GENERAL INFORMATION AND HISTORY..........................................  3
   Safekeeping of Assets.................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE....................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....  4
   Section 403(b)........................................................  4
   Roth 403(b) ..........................................................  4
   Sections 408 and 408A.................................................  4

PERFORMANCE INFORMATION..................................................  4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................  5

FINANCIAL STATEMENTS.....................................................  5

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING
THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the SBL Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

-----------------------------------------------------------
Mortality and Expense Risk Charge..........         0.70%
Plus:  Optional Rider Charge...............     +   N/A
Less:  Minimum Charge......................     -   0.60%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
-----------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...       $ 10.00

Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x        5,000
                                              -----------
Net Dividend Amount....................       $    120.75
-----------------------------------------------------------

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the SBL Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for tax year 2009. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $5,500 can be made to a 403(b) annuity during the 2009 tax year. The $5,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by up to $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit for 2009 is the lesser of (i) $49,000, or
(ii) 100% of the employee's annual compensation.

ROTH 403(B) -- Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$16,500 in 2009 with a $5,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a "qualified employer." Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or $5,000.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the SBL Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the SBL Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the SBL Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date of January 12, 2001, and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges. and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by______________, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at

December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 and the financial statements of Variable Annuity Account XIV - SecureDesigns Variable Annuity at December 31, 2009, and for each of the specified periods ended December 31, 2009, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     a.   Financial Statements

          To be filed by amendment.

     b.   Exhibits

          (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)

          (2)  Not Applicable

          (3)  (a)  Service Facilities Agreement(ah)

               (b)  Marketing Organization Agreement(ad)

               (c)  SBL Variable Products Broker/Dealer Sales Agreement(ad)

               (d) SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7-00)(h)

               (e)  Marketing Organization Agreement Commission
                    Schedule-SecureDesigns(i)

               (f)  Marketing Organization Agreement Commission Schedule -
                    NEA(i)

               (g) Marketing Organization Agreement Commission Schedule - AdvanceDesigns(ab)

               (h)  Marketing Organization Agreement Commission Schedule -
                    AEA(n)

               (i) Marketing Organization Agreement Commission Schedule - Security Benefit Advisor(n)

               (j)  NEA Valuebuilder Marketing Organization Agreement(i)

               (k)  AEA Valuebuilder Marketing Organization Agreement(n)

               (l) NEA Valuebuilder Marketing Organization Agreement Annualization Amendment(i)

               (m) Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements(p)

          (4)  (a)  Individual Contract (Form V6029  11-00)(g)

               (b)  Individual Contract-Unisex (Form V6029 11-00U)(g)

               (c)  Tax-Sheltered Annuity Endorsement (Form V6101
                    R9-05)(w)

               (d)  Withdrawal Charge Waiver Endorsement (Form V6051 3-96)(b)

               (e) Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2-97)(b)

               (f) Individual Retirement Annuity Endorsement (Form V6849A R9-03)(k)

               (g)  Roth IRA Endorsement (Form V6851A R9-03)(k)

               (h)  Section 457 Endorsement (Form V6054 1-98)(c)

               (i)  403a Endorsement (Form V6057 10-98)(d)

               (j)  Annual Stepped Up Death Benefit Rider (Form V6063 8-00)(a)

               (k)  Guaranteed Growth Death Benefit Rider (Form V6063-1 8-00)(a)

               (l) Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063-2 8-00)(a)

               (m)  Disability Rider (Form V6064 8-00)(a)

               (n)  Guaranteed Income Benefit Rider (Form V6065 8-00)(a)

               (o)  Credit Enhancement Rider (Form V6067 8-00)(a)

               (p)  Alternative Withdrawal Charge Rider (Form V6069 10-00)(g)

               (q)  Loan Endorsement Rider (Form V6066 10-00)(i)

               (r) Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4-01)(i)

               (s) Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4-01)(i)

               (t) Waiver of Withdrawal Charge Rider - 5 yrs and Age 59 1/2 (Form V6074 4-01)(i)

               (u) Waiver of Withdrawal Charge Rider - Hardship (Form V6075 4-01)(i)

               (v) Enhanced and Guaranteed Growth Death Benefit Rider(Form V6076 4-01)(h)

               (w) Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4-01)(h)

               (x)  Enhanced Death Benefit Rider (Form V6078 4-01)(h)

               (y) Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4-01)(h)

               (z)  DCA Plus Rider (Form V6080 4-01)(i)

               (aa) Credit Enhancement Rider (Form V6084 11-01)(i)

               (ab) Guaranteed Minimum Withdrawal Benefit (Form V6086 10-03)(l)

               (ac) Total Protection (Forms V6087 10-3)(m)

               (ad) Dollar for Dollar Living Benefit Rider (Form V6094 R9-05)(x)

               (ae) Dollar for Dollar Combination Benefit Rider (Form V6095
                    R9-05)

               (af) Bonus Match Rider (Form V6093 10-05)(w)

               (ag) Guaranteed Lifetime Withdrawal Benefit Rider (Form V6106
                    6-07)(ac)

           (5) (a)  Application (Form V9001 9-05)(w)

               (b)  Application - Unisex (Form V9001 9-05U)(w)

               (c)  Application (Form V9496 10-03)(q)

               (d)  Application (Form V9493 11-00)(g)

               (e)  Application (Form V9201 6-07)(ac)

               (f)  Application - Unisex (Form V9201 6-07U)(ac)

          (6)  (a)  Composite of Articles of Incorporation of SBL(o)

               (b)  Bylaws of SBL(ad)

          (7)  Not Applicable

          (8)  (a)  Participation Agreement - ABN AMRO (Aston) (ab)

               (b)  Participation Agreement - AIM - Equity Funds(i)

               (c)  Participation Agreement - AIM - Growth Funds(i)

               (d)  Participation Agreement - AIM - Variable Insurance Funds(r)

                    (i) Amendments Nos. 1 and 2 to Participation Agreement - AIM - Variable Insurance Funds(r)

                    (ii) Amendment No. 3 to Participation Agreement - AIM -
                         Variable Insurance Funds(x)

               (e)  Participation Agreement - American Century - Mutual Funds(s)

                    (i) Amendment Nos. 1 and 2 to Participation Agreement - American Century - Mutual Funds(af)

               (f) Participation Agreement - American Century - Variable Insurance Funds(r)

               (g)  Participation Agreement - Ariel(j)

               (h)  Participation Agreement - Baron (ab)

               (i)  Participation Agreement - Calamos(i)

                    (i)  Amendment No. 1 to Participation Agreement - Calamos
                         (ab)

                    (ii) Amendment No. 2 to Participation Agreement -
                         Calamos(ai)

               (j)  Participation Agreement - Dreyfus - Mutual Funds(s)

                    (i) Amendment No. 1 to Participation Agreement - Dreyfus - Mutual Funds(af)

               (k)  Participation Agreement - Dreyfus - Variable Insurance
                    Funds(r)

                    (i) Amendment No. 1 to Participation Agreement - Dreyfus - Variable Insurance Funds(r)

               (l)  Participation Agreement - Fidelity - Mutual Funds(t)

                    (i) Amendments Nos. 1 and 2 to Participation Agreement - Fidelity - Mutual Funds(t)

                    (ii) Amendment No. 3 to Participation Agreement - Fidelity -
                         Mutual Funds (ab)

               (m)  Participation Agreement - Fidelity VIP(h)

                    (i) Amendment No. 1 to Participation Agreement - Fidelity VIP(h)

                    (ii) Amendment No. 2 to Participation Agreement - Fidelity
                         VIP(x)

               (n)  Participation Agreement - Goldman Sachs - Mutual Funds (ab)

               (o)  Participation Agreement - Franklin Templeton(ai)

               (p)  Participation Agreement - Janus Aspen(af)

               (q)  Participation Agreement - Jennison - Mutual Funds (ab)

               (r)  Participation Agreement - Legg Mason(r)

               (s)  Participation Agreement - MFS(u)

               (t)  Participation Agreement - Morgan Stanley(u)

               (u)  Participation Agreement - Neuberger Berman - AMT Funds(h)

                    (i) Amendments Nos. 1 and 2 to Participation Agreement - Neuberger Berman - AMT Funds(r)

               (v)  Participation Agreement - Neuberger Berman - Mutual
                    Funds(ag)

                    (i) Amendment No. 1 to Participation Agreement - Neuberger Berman - Mutual Funds (ag)

               (w)  Participation Agreement - Northern Lights (Dent) (af)

               (x)  Participation Agreement - Northern Trust(w)

               (y)  Participation Agreement - Oppenheimer(r)

                    (i) Amendments Nos. 1 and 2 to Participation Agreement - Oppenheimer(r)

                    (ii) Amendment No. 3 to Participation Agreement -
                         Oppenheimer(x)

               (z)  Participation Agreement - PIMCO - Mutual Funds(s)

                    (i) Amendment No. 1 to Participation Agreement - PIMCO - Mutual Funds(s)

                    (ii) Amendment No. 2 to Participation Agreement - PIMCO -
                         Mutual Funds (ab)

               (aa) Participation Agreement - PIMCO - Variable Insurance
                    Funds(ag)

                    (i) Amendments Nos. 1, 2, 3, 4 and 5 to Participation Agreement - PIMCO - Variable Insurance Funds(ag)

               (ab) Participation Agreement - Potomac (Direxion)(y)

                    (i) Amendment No. 1 to Participation Agreement - Potomac (Direxion)(y)

               (ac) Participation Agreement - Royce - Capital Fund(r)

               (ad) Participation Agreement - Royce - Mutual Funds (ab)

               (ae) Participation Agreement - RS Partners(w)

                    (i) Amendments Nos. 1 and 2 to Participation Agreement - RS Partners (ab)

               (af) Participation Agreement - Rydex - Mutual Funds(w)

               (ag) Participation Agreement - Rydex - Variable Funds(h)

                    (i) Amendments Nos. 1, 2, 3, 4 and 5 to Participation Agreement - Rydex - Variable Funds(t)

                    (ii) Amendment No. 6 to Participation Agreement - Rydex -
                         Variable Funds(x)

               (ah) Participation Agreement - Van Kampen - Insurance Funds(r)

                    (i)  Amendment No. 1 to Participation Agreement - Van Kampen
                         - Insurance Funds(x)

               (ai) Participation Agreement - Van Kampen - Mutual Funds(s)

                    (i)  Amendment No. 1 to Participation Agreement - Van Kampen
                         - Mutual Funds(af)

               (aj) Participation Agreement - Wells Fargo (Strong)(i)

               (ak) Information Sharing Agreement - ABN AMRO (Aston) (ab)

               (al) Information Sharing Agreement - AIM(aa)

               (am) Information Sharing Agreement - American Century(aa)

               (an) Information Sharing Agreement - Ariel (ab)

               (ao) Information Sharing Agreement - Baron (ab)

               (ap) Information Sharing Agreement - Calamos (ab)

               (aq) Information Sharing Agreement - Dreyfus(aa)

               (ar) Information Sharing Agreement - Fidelity Insurance (ab)

               (as) Information Sharing Agreement - Fidelity Retail Funds (ab)

               (at) Information Sharing Agreement - Goldman Sachs (ab)

               (au) Information Sharing Agreement - Janus (ab)

               (av) Information Sharing Agreement - Jennison (ab)

               (aw) Information Sharing Agreement - Legg Mason(ai)

               (ax) Information Sharing Agreement - MFS(aa)

               (ay) Information Sharing Agreement - Neuberger Berman(aa)

               (az) Information Sharing Agreement - Northern Trust (ab)

               (ba) Information Sharing Agreement - Oppenheimer(aa)

               (bb) Information Sharing Agreement - PIMCO(aa)

               (bc) Information Sharing Agreement - Potomac(z)

               (bd) Information Sharing Agreement - Royce(aa)

               (be) Information Sharing Agreement - Rydex(aa)

               (bf) Information Sharing Agreement - Security Funds (ab)

               (bg) Information Sharing Agreement - T. Rowe Price (ab)

               (bh) Information Sharing Agreement - Van Kampen(aa)

               (bi) Information Sharing Agreement - Wells Fargo(z)

          (9)  Opinion of Counsel(h)

          (10) (a) Consent of Independent Registered Public Accounting Firm (To be filed by Amendment)

               (b)  Consent of Counsel (To be filed by Amendment)

          (11) Not Applicable

          (12) Not Applicable

(a) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000).

(b) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed March 16, 1997).

(c) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).

(e) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).

(f) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(g) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(h) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(i) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002).

(j) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed May 1, 2002.)

(k) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 18, 2004).

(m) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-111589 (filed December 29, 2003).

(n) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2003.)

(o) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 25, 2005).

(p) Incorporated herein be reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(q) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2005).

(r) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(s) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006).

(t) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(u) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(v) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).

(w) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(x) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(y) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2005).

(z) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007).

(aa) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33-85592 (filed April 27, 2007).

(ab) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(ac) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 6, 2007).

(ad) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(ae) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 29, 2008).

(af) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008).

(ag) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2009).

(ah) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).

(ai) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2009).

Item 25. Directors and Officers of the Depositor

Name and Principal
 Business Address      Positions and Offices with Depositor
------------------     ------------------------------------
Kris A. Robbins*       President, Chief Executive Officer and Director

John F. Frye*          Senior Vice President, Chief Financial Officer, Treasurer
                       and Director

John F. Guyot*         Senior Vice President, General Counsel, Secretary and
                       Director

David J. Keith*        Senior Vice President

Kalman Bakk, Jr.*      Senior Vice President and Director

Amy J. Lee*            Vice President, Associate General Counsel and Assistant
                       Secretary

Carmen R. Hill*        Assistant Vice President and Chief Compliance Officer

*Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is owned by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2009 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:

                                                                                 Percent of Voting
                                                                                 Securities Owned
                                                          Jurisdiction of            by SBMHC
                         Name                              Incorporation     (directly or indirectly)
                         ----                              -------------     ------------------------
Security Benefit Mutual Holding Company                       Kansas                    ---
(Holding Company)

Security Benefit Corporation (Holding Company)                Kansas                   100%

Security Benefit Life Insurance Company (Stock Life           Kansas                   100%
Insurance Company)

Security Investors, LLC (Investment Adviser)                  Kansas                   100%


                                                                                 Percent of Voting
                                                                                 Securities Owned
                                                          Jurisdiction of            by SBMHC
                         Name                              Incorporation     (directly or indirectly)
                         ----                              -------------     ------------------------
Security Global Investors, LLC (Investment Adviser)           Kansas                   100%

Security Distributors, Inc. (Broker/Dealer, Principal         Kansas                   100%
Underwriter of Mutual Funds)

se(2), inc. (Third Party Administrator)                       Kansas                   100%

Security Benefit Academy, Inc. (Daycare Company)              Kansas                   100%

Security Financial Resources, Inc.                            Kansas                   100%
(Financial Services)

First Security Benefit Life Insurance and Annuity            New York                  100%
Company of New York
(Stock Life Insurance Company)

Rydex Holdings, LLC (Kansas Holding Company)                  Kansas                   100%

Rydex Distributors, Inc. (Broker-Dealer/Underwriter)         Maryland                  100%

Padco Advisors, Inc. (Investment Adviser)                    Maryland                  100%

Padco Advisor II, Inc. (Investment Adviser)                  Maryland                  100%

Rydex Fund Services, Inc.                                    Maryland                  100%

Advisor Research Center, Inc.                                Maryland                  100%

Rydex Advisory Services, LLC                                 Maryland                  100%

Rydex Specialized Products, LLC                              Delaware                  100%



SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account IX, Separate Account, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment advisor to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27. Number of Contractowners

As of February __, 2010, there were ______ Qualified Contracts and ______ Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28. Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

The Articles of Incorporation include the following provision:

          (a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

          (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)(1) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as principal underwriter for:

       SBL Variable Annuity Account I
       SBL Variable Annuity Account III
       SBL Variable Annuity Account IV
       Security Varilife Separate Account (Security Elite Benefit)
       Security Varilife Separate Account (Security Varilife)
       SBL Variable Life Insurance Account (Varilife)
       Variable Annuity Account IX
       Account XVI
       Separate Account XIX
       Parkstone Advantage Variable Annuity
       Variflex Separate Account (Variflex)
       Variflex Separate Account (Variflex ES)
       Variable Annuity Account VIII (Variflex Extra Credit)
       Variable Annuity Account VIII (Variflex LS)
       Variable Annuity Account VIII (Variflex Signature)
       Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (AEA Variable Annuity)
       SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (NEA Valuebuilder)
       SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income
        Director Variable Annuity)
       SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
       SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
        Annuity)
       SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity) SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2) SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

       Variable Annuity Account A (AdvisorDesigns Variable Annuity) Variable Annuity Account A (EliteDesigns Variable Annuity)
       Variable Annuity Account B (SecureDesigns Variable Annuity)

       Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3) SDI acts as principal underwriter for the following funds:

       SBL Fund

(a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

       Nationwide Multi-Flex Variable Account
       Nationwide Variable Account 9

(b)      Name and Principal                    Position and Offices
         Business Address*                       with Underwriter
         ------------------                    ------------------
         Mark J. Carr                          President and Director
         James R. Schmank                      Vice President and Director
         Amy J. Lee                            Secretary and Chief Compliance
                                               Officer
         Richard Martinez                      Treasurer
         Richard Wells                         Director
         Dale W. Martin, Jr.                   Director
         Christopher D. Swickard               Assistant Secretary
         Carmen R. Hill                        Assistant Vice President

*One Security Benefit Place, Topeka, Kansas 66636-0001, except as indicated.



              (c)

   (1) Name of Principal         (2) Net Underwriting         (3) Compensation on      (4) Brokerage Commissions
        Underwriter            Discounts and Commissions           Redemption                      $0
Security Distributors, Inc.         $__________(1)               $__________(2)


1 SBL pays commissions to selling broker-dealers through SDI. This is the amount paid to SDI in connection with all contracts sold through the separate account. SDI passes through to selling broker-dealers all such amounts.

2 A contingent deferred sales charge may be assessed on full or partial withdrawals from the contract. This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the separate account, all of which is passed through to SBL.

Item 30. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31. Management Services

     All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

     (b) Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

     (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

     (e) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

     (f) Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 29th day of January, 2010.

               Security Benefit Life Insurance Company (the Depositor) - SBL Variable Annuity Account XIV

               (The Registrant)

          By:                            /s/Kris A. Robbins
               ----------------------------------------------------------------
               Kris A. Robbins, President, Chief Executive Officer and Director


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on January 29, 2010.

                              SIGNATURES AND TITLES

By:  /s/ Kris A. Robbins
     --------------------
Kris A. Robbins, Chief Executive Officer and Director

By: /s/ John F. Frye
    ----------------
John F. Frye, Chief Financial Officer and Director

By: /s/ Kalman Bakk, Jr.
    --------------------
Kalman Bakk, Jr., Director

By: /s/ John F. Guyot
    ----------------
John F. Guyot, Director

                                  EXHIBIT INDEX


  (1)   None

  (2)   None

  (3)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None

(4)     (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None
        (n)    None
        (o)    None
        (p)    None
        (q)    None
        (r)    None
        (s)    None
        (t)    None
        (u)    None
        (v)    None
        (w)    None
        (x)    None
        (y)    None
        (z)    None
        (aa)   None
        (ab)   None
        (ac)   None
        (ad)   None
        (ae)   None
        (af)   None

  (5)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None

  (6)   (a)    None
        (b)    None

  (7)   None

  (8)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (d)(i) None
       (d)(ii) None
        (e)    None
        (e)(i) None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (i)(i) None
       (i)(ii) None
        (j)    None
        (j)(i) None
        (k)    None
        (k)(i) None
        (l)    None
        (l)(i) None

       (l)(ii) None
        (m)    None
        (m)(i) None
       (m)(ii) None
        (n)    None
        (o)    None
        (p)    None
        (q)    None
        (r)    None
        (s)    None
        (s)    None
        (t)    None
        (u)    None
        (u)(i) None
        (v)    None
        (v)(i) None
        (w)    None
        (x)    None
        (x)(i) None
       (x)(ii) None
        (y)    None
        (y)(i) None
       (y)(ii) None
        (z)    None
        (z)(i) None
       (z)(ii) None
        (aa)   None
       (aa)(i) None
      (aa)(ii) None
        (ab)   None
       (ab)(i) None
        (ac)   None
        (ad)   None
       (ad)(i) None
      (ad)(ii) None
        (ae)   None
       (ae)(i) None
        (af)   None
        (ag)   None
       (ag)(i) None
      (ag)(ii) None
        (ah)   None
        (ah)(i) None
        (ai)   None
       (ai)(i) None
        (aj)   None
        (ak)   None
        (al)   None
        (am)   None
        (an)   None
        (ao)   None
        (ap)   None
        (aq)   None
        (ar)   None
        (as)   None
        (at)   None
        (au)   None
        (av)   None
        (aw)   None
        (ax)   None
        (ay)   None
        (az)   None
        (ba)   None
        (bb)   None
        (bc)   None
        (bd)   None
        (be)   None
        (bf)   None
        (bg)   None
        (bh)   None
        (bi)   None

(9)     None

(10)
        (a)    None
        (b)    None

(11)    None

(12)    None

(13)    None